Fourth Quarter 2009 Earnings Conference Call 25 November 2009 Exhibit 99.3 (Furnished herewith) 25

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 2 | 4th Quarter 2009 Earnings Conference Call 26

Fourth Quarter Overview $345 ($223) Net Income/(Loss) $0.81 ($0.53) Diluted EPS -30% $6,734 $4,726 Net Sales -28% $7,401 $5,334 Net Sales and Revenues Change Q4 2008 Q4 2009 (in millions of dollars except per share amounts) 3 | 4th Quarter 2009 Earnings Conference Call 27

Supplemental Data – Fiscal 2009 NOTE: Due to the magnitude of the amounts for the items listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for the fourth quarter and fiscal year 2009. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the quarter and year. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under GAAP. 4 | 4th Quarter 2009 Earnings Conference Call 28 (millions) 4Q 2009 FY 2009 (millions) Diluted EPS (millions) Diluted EPS Net income / (loss), as reported $ (222.8) $ (0.53) $ 873.5 $ 2.06 Expenses related to: Goodwill impairment 274.2 0.65 274.2 0.65 Voluntary employee-separation program 47.6 0.11 57.6 0.13 Net income, as adjusted $ 99.0 $ 0.23 $ 1,205.3 $ 2.84

Supplemental Data – Fiscal 2009 NOTE: Due to the magnitude of the amounts for the items listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for the fourth quarter and fiscal year 2009. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the quarter and year. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under GAAP. 0.07 30.0 0.05 19.3 29  4Q 2009 FY 2009 (millions) Diluted EPS (millions) Diluted EPS Net income / (loss), as reported $ (222.8) $ (0.53) $ 873.5 $ 2.06 Expenses related to: Goodwill impairment 274.2 0.65 274.2 0.65 Voluntary employee-separation program 47.6 0.11 57.6 0.13 Net income, as adjusted $ 99.0 $ 0.23 $ 1,205.3 $ 2.84 Closure of facility in Welland, ON, Canada Net income, as adjusted $ 118.3 $ 0.28 $ 1,235.3 $ 2.91 5  | 4th Quarter 2009 Earnings Conference Call

Fourth Quarter Overview Net Sales Equipment operations net sales: Down ~ 30% in Q4 2009 vs. Q4 2008 Currency translation: ~ +1 point Price realization: ~ +3 points 6 | 4th Quarter 2009 Earnings Conference Call 30

Production Tonnage* (40) (44) (42) (54) (41) (43) Q4 2009 Previous Forecast (13) (22) (20) (49) (16) (21) FY 2009 Actual (5) (17) (17) (36) Worldwide A&T (14) (24) (21) (50) (22) FY 2009 Previous Forecast +22 (21) (50) Worldwide C&F (10) (15) (37) U.S. and Canada A&T +5 (18) (35) Outside U.S. and Canada (6) (17) (39) U.S. and Canada (3) (17) (38) Total Worldwide FY 2010 Forecast Q1 2010 Forecast Q4 2009 Actual % Change *Percentage change from same period in previous year, excluding purchased product Deere & Company Forecast as of 25 November 2009 (Previous Forecast as of 19 August 2009) Q4 Q3 Q2 Q1 +15 +1 (3) (17) Total Worldwide FY 2010 Forecast % Change 7 | 4th Quarter 2009 Earnings Conference Call 31

2010 Company Outlook First Quarter 2010 Forecast Net sales down ~ 10% vs. Q1 2009 Currency translation: ~ +3 points Price realization: ~ +2 points Fiscal Year 2010 Forecast Net sales down ~ 1% vs. FY 2009 Currency translation: ~ +1 point Price realization: +1-2 points Net income of ~ $900 million Deere & Company Forecast as of 25 November 2009 8 | 4th Quarter 2009 Earnings Conference Call 32

Worldwide Agriculture & Turf Fourth Quarter Overview Decremental Margin ~ 34% ~ 8% excluding goodwill impairment charge and voluntary employee-separation expenses** *Operating loss impacted by: Lower shipment and production volumes Goodwill impairment charge Unfavorable effects of foreign exchange Voluntary employee-separation expenses $460 ($24) Operating Profit/(Loss)* -36% Production Tonnage -26% $5,485 $4,065 Net Sales Change Q4 2008 Q4 2009 (in millions of dollars) Lower raw-material costs Improved price realization Lower SA&G expenses ** Non-GAAP measure - For reconciliation to GAAP, please see “Supplemental Data – Fiscal 2009” slide in Appendix 9 | 4th Quarter 2009 Earnings Conference Call 33

U.S. Corn Crop: Percent Harvested 18 States Representing 94% of 2008 harvested acreage Source: USDA - National Agricultural Statistics Service (NASS) Crop Progress Reports 28 September – 23 November 2009 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 27-Sep 4-Oct 11-Oct 18-Oct 25-Oct 1-Nov 8-Nov 15-Nov 22-Nov 2009 2008 Average 2004-2008 34 10 4th Quarter 2009 Earnings Conference Call

U.S. Commodity Price Estimates $9.70 $5.25 $3.40 Previous 2009/10 $10.00 $6.80 $4.10 Previous 2008/09 $9.35 $4.80 $3.40 2009/10 Forecast $8.50 $4.80 $3.50 2010/11 $9.97 $6.78 $4.13 2008/09 Soybeans (per bushel) Wheat (per bushel) Corn (per bushel) Deere & Company Forecast as of 25 November 2009 (Previous Forecast as of 19 August 2009) 10 | 4th Quarter 2009 Earnings Conference Call 34

U.S. Farm Prices Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 25 November 2009 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Jan-00 Apr-00 Jul-00 Oct-00 Jan-01 Apr-01 Jul-01 Oct-01 Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10F Apr-10F Jul-10F Oct-10F Corn Soybeans Wheat 12 | 4th Quarter 2009 Earnings Conference Call 36

U.S. Farm Cash Receipts Total Cash Receipts Government Payments Livestock Crops (in billions of dollars) 298.0 11.8 119.5 166.7 Previous 2009 300.6 11.8 120.8 168.0 2009 Forecast 307.8 10.0 131.6 166.2 2010 Forecast 309.3 336.4 10.0 130.9 168.4 Previous 2010 12.2 141.1 183.1 2008 Deere & Company Forecast as of 25 November 2009 (Previous Forecast as of 19 August 2009) 13 | 4th Quarter 2009 Earnings Conference Call 37

U.S. Farm Cash Receipts Total Cash Receipts Source: 1998-2008: USDA 1 October 2009 2009-2010: Deere & Company Forecast as of 25 November 2009 38 $175 $200 $225 $250 $275 $300 $325 $350 $375 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009F 2010F (billions of dollars) 14 | 4th Quarter 2009 Earnings Conference Call

Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2010 U.S. and Canada Ag: Down ~10% Western Europe Ag: Down 10-15% Central Europe and the CIS* countries Ag: Expected to remain under pressure South America Ag: Up 10-15% U.S. and Canada turf equipment and compact utility tractors: Flat *Commonwealth of Independent States Deere & Company Forecast as of 25 November 2009 39 15 | 4th Quarter 2009 Earnings Conference Call

Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2010 Forecast Net sales projected to be down ~ 4% Currency translation: ~ +2 points Deere & Company Forecast as of 25 November 2009 16 | 4th Quarter 2009 Earnings Conference Call 40

Worldwide Construction & Forestry Fourth Quarter Overview -98% $89 $2 Operating Profit* -50% Production Tonnage -47% $1,249 $661 Net Sales Change Q4 2008 Q4 2009 (in millions of dollars) Decremental Margin ~ 15% *Operating profit impacted by: Significantly lower shipment and production volumes Improved price realization Lower raw-material costs Lower SA&G expenses 17 | 4th Quarter 2009 Earnings Conference Call 41

Worldwide Construction & Forestry Deere & Company Outlook Fiscal Year 2010 Forecast Net sales projected to be up ~ 18% +1.1% -19.0% 586 -2.5% 2009 Forecast -17.4% Non-Residential Spending (annual percentage rate) 873 Housing Starts (thousands) +4.5% +2.1% 2010 Forecast Government Spending (annual percentage rate) GDP Growth (annual percentage rate) U.S. Economic Indicators Source: Global Insight, Calendar Year Estimates – October 2009 Deere & Company Forecast as of 25 November 2009 18 | 4th Quarter 2009 Earnings Conference Call 42

Worldwide Credit Operations Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.89% 43 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 19 | 4th Quarter 2009 Earnings Conference Call

1.77% 2.90% 0.80% 0.92% Revolving Charge Accounts 0.88% 1.56% 0.63% 0.74% Financing Leases 2008 2009 Oct 2008 Oct 2009 Write-offs Past-Dues 0.33% 0.72% 0.24% 0.70% 3.24% 0.09% 0.35% 1.17% 0.05% 0.23% Total Owned C&F – Retail Notes A&T – Retail Notes 0.40% 0.13% Worldwide Credit Operations Owned Portfolio Past Dues and Write-offs 20 | 4th Quarter 2009 Earnings Conference Call 44

Worldwide Credit Operations $22.8 Billion Owned Portfolio at 31 October 2009 Information above includes all Deere credit activities worldwide. John Deere Capital Corporation is the largest credit operation of Deere & Company. Portfolio Composition by Market 45 Agriculture & Turf 77% Ag Financial Services 8% Construction & Forestry 15% 21 | 4th Quarter 2009 Earnings Conference Call

Worldwide Credit Operations Fourth Quarter 2009 Net loss of $22 million vs. net income of $67 million in Q4 2008 Reversal and deferral of wind energy tax credits eligible for cash grants Higher provision for credit losses Higher losses on residual values for construction-equipment operating leases Lower commissions from crop insurance Fiscal Year 2010 Forecast Net income of ~ $240 million Deere & Company Forecast as of 25 November 2009 22 | 4th Quarter 2009 Earnings Conference Call 46

John Deere Capital Corporation Fourth Quarter 2009 Net income of $21 million vs. $58 million in Q4 2008 Higher provision for credit losses Higher losses on residual values for construction-equipment operating leases Lower commissions from crop insurance Lower effective tax rate 47

1.75% 2.97% 0.80% 0.90% Revolving Charge Accounts 0.51% 1.03% 1.29% 1.53% Financing Leases 2008 2009 Oct 2008 Oct 2009 Write-offs Past-Dues 0.36% 0.77% 0.27% 0.70% 3.61% 0.04% 0.33% 1.27% 0.02% 0.25% Total Owned C&F – Retail Notes A&T – Retail Notes 0.42% 0.14% John Deere Capital Corporation Owned Portfolio Past Dues and Write-offs 24 | 4th Quarter 2009 Earnings Conference Call 48

Consolidated Trade Receivables & Inventory 1,075 875 425 450 2009* Previous Forecast Flat 907 A&T 1,617 1,262 355 2009* Actual 175 Flat Flat 2010** Forecast Total, as reported Total, constant exchange C&F (in millions of dollars) * Change at 31 October 2009 vs. 31 October 2008 ** Change at 31 October 2010 vs. 31 October 2009 Deere & Company Forecast as of 25 November 2009 (Previous Forecast as of 19 August 2009) 25 | 4th Quarter 2009 Earnings Conference Call 49

Retail Sales a single digit 6% 4WD Tractors double digits 6% Combines slightly less than industry double digits, less than industry Deere** 22% Row-Crop Tractors 35% Industry* Utility Tractors U.S. and Canada Ag October 2009 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 October – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** 2008 2009 U.S. and Canada Ag 2% 2% Combines 23% 11% Row-Crop Tractors 26 | 4th Quarter 2009 Earnings Conference Call 50

October 2009 Retail Sales a single digit double digits Deere* Combines Tractors Western Europe double digits Selected Turf & Utility Equipment Deere U.S. and Canada * Based on EU Government Reporting of Registrations Deere U.S. and Canada – Construction & Forestry double digits Settlements double digits First-in-the-Dirt 27 | 4th Quarter 2009 Earnings Conference Call 51

Material Costs and Freight Equipment Operations Fourth Quarter 2009 Down ~ $235 million vs. Q4 2008 Fiscal Year 2009 Up ~ $215 million vs. FY 2008 By division Agriculture & Turf ~ $190 million Construction & Forestry ~ $ 25 million Previous forecast up ~ $300 million Fiscal Year 2010 Forecast Down $150-200 million vs. FY 2009 By division Agriculture & Turf $(150-200) million Construction & Forestry Flat Deere & Company Forecast as of 25 November 2009 (Previous Forecast as of 19 August 2009) 28 | 4th Quarter 2009 Earnings Conference Call 52

Research & Development Expense Equipment Operations Fourth Quarter 2009 Down ~ 4% vs. Q4 2008 Currency translation ~ Flat Fiscal Year 2009 Up ~ 4% vs. FY 2008 Currency translation ~ (2) points Previous forecast up ~ 5% Fiscal Year 2010 Forecast Up ~ 11% vs. FY 2009 Deere & Company Forecast as of 25 November 2009 (Previous Forecast as of 19 August 2009) 29 | 4th Quarter 2009 Earnings Conference Call 53

Pension and OPEB Expense Fiscal Year 2010 Forecast Up ~ $400 million vs. FY 2009 Change by category COS ~ $325 million SA&G ~ $75 million Change by division A&T ~ $300 million C&F ~ $100 million First Quarter 2010 Forecast Up ~ $125 million vs. 1Q 2009 Deere & Company Forecast as of 25 November 2009 30 | 4th Quarter 2009 Earnings Conference Call 54

Deere & Company Forecast as of 25 November 2009 (Previous Forecast as of 19 August 2009) Selling, Administrative & General Expense Equipment Operations Fourth Quarter 2009 Down ~ 2% vs. Q4 2008 Variable incentive compensation ~ (3) points Currency translation ~ +1 point Fiscal Year 2009 Down ~ 10% vs. FY 2008 Variable incentive compensation ~ (6) points Currency translation ~ (3) points Previous forecast down ~ 9% Fiscal Year 2010 Forecast Up ~ 6% vs. FY 2009 Currency translation ~ +4 points Pension and OPEB expense ~ +3 points 31 | 4th Quarter 2009 Earnings Conference Call 55

Tax Rate Equipment Operations Fourth Quarter 2009 Pretax loss of $82 million, Provision for income tax of $119 million Goodwill impairment charge Fiscal Year 2009 Effective tax rate of ~ 38% Previous forecast ~ 27% Fiscal Year 2010 Forecast Assumes effective tax rate of ~ 35% Deere & Company Forecast as of 25 November 2009 (Previous Forecast as of 19 August 2009) 32 | 4th Quarter 2009 Earnings Conference Call 56

Continued Strong Operating Performance Equipment Operations Cash Flows from Operations Fiscal Year 2008: $2.4 billion Fiscal Year 2009: $1.4 billion Fiscal Year 2010 Forecast: ~ $1.8 billion Deere & Company Forecast as of 25 November 2009 33 | 4th Quarter 2009 Earnings Conference Call 57

Other Information Fiscal Year 2009 Equipment Operations Capital Expenditures $788 million Previous forecast ~ $800 million Depreciation and Amortization $516 million Previous forecast ~ $525 million Pension/OPEB Contributions $358 million Previous forecast ~ $340 million Financial Services Capital Expenditures $119 million Previous forecast ~ $80 million, primarily Wind Previous Forecast as of 19 August 2009 34 | 4th Quarter 2009 Earnings Conference Call 58

Other Information Fiscal Year 2010 Forecast Equipment Operations Capital Expenditures $850-900 million Depreciation and Amortization ~ $550 million Pension/OPEB Contributions ~ $400 million Financial Services Capital Expenditures ~ $200 million, primarily Wind Deere & Company Forecast as of 25 November 2009 35 | 4th Quarter 2009 Earnings Conference Call 59

Appendix 60 36 | 4th Quarter 2009 Earnings Conference Call

Supplemental Data – Fiscal 2009 Worldwide Agriculture & Turf Decremental Margins NOTE: Due to the magnitude of the amounts for the items listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for the fourth quarter of 2009. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the quarter. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under GAAP. The table above provides a reconciliation of the non-GAAP financial measures with the most directly comparable GAAP financial measures for the three months ended October 31, 2009. 61 Decremental Margin Operating Profit/(Loss) Net Sales 37 | 4th Quarter 2009 Earnings Conference Call (millions) Fourth Quarter 2009, as reported $ 4,065 $ (24) Fourth Quarter 2008, as reported 5,485 460 Change, as reported (1,420) (484) 34% Expenses related to: Goodwill impairment - 289 Voluntary employee-separation program - 76 Change, as adjusted $ (1,420) $ (119) 8%

Supplemental Data – Fourth Quarter 2008 NOTE: Due to the magnitude of the amount for the item listed above in the quarter, management believes the above additional supplemental data provides valuable insight into the operating performance for the fourth quarter of 2008. Management believes this presentation will enhance the reader’s understanding of the impact of this item on Deere & Company’s performance during the quarter. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under GAAP. Source: 2008 Deere & Company 10-K filing 62 Net income, as adjusted in Welland, ON, Canada Expenses related to closure of facility Net income, as reported 38 | 4th Quarter 2009 Earnings Conference Call (millions) Diluted EPS $ 345.0 $ 0.81 31.0  0.07 $ 376.0 $ 0.88

Net Sales by Product Category Equipment Operations - Fiscal Year 2009 Agriculture & Turf Construction & Forestry 63 Other Small Ag Turf Large Ag Other Forestry Commercial Worksite Construction 39 | 4th Quarter 2009 Earnings Conference Call

Supplemental Information
A&T Net Sales and Operating Profit (Loss)

The information below is historical, and is presented for informational purposes only. At the beginning of the third quarter of 2009, the Company combined the agricultural equipment and the commercial and consumer equipment organizations. As a result, these two segments have been combined into the agriculture and turf segment.

(in millions of dollars)

	Net Sales			Operating Profit (Loss)		
	Ag*	C&CE*	Total	Ag*	C&CE*	Total
2009 Q1	$ 3,261	$ 558	**$ 3,819**	$ 348	$ (59)	**$ 289**
Q2	$ 4,498	$ 1,089	**$ 5,587**	$ 635	$ 68	**$ 703**
2008 Q1	$ 2,758	$ 743	**$ 3,501**	$ 332	$ 8	**$ 340**
Q2	$ 4,700	$ 1,424	**$ 6,124**	$ 782	$ 154	**$ 936**
Q3	$ 4,544	$ 1,332	**$ 5,876**	$ 634	$ 91	**$ 725**
Q4	$ 4,570	$ 915	**$ 5,485**	$ 476	$ (16)	**$ 460**
	$ 16,572	**$ 4,413**	**$ 20,985**	**$ 2,224**	**$ 237**	**$ 2,461**
2007 Q1	$ 2,081	$ 641	**$ 2,722**	$ 137	$ 38	**$ 175**
Q2	$ 3,498	$ 1,318	**$ 4,816**	$ 487	$ 150	**$ 637**
Q3	$ 3,355	$ 1,346	**$ 4,701**	$ 431	$ 127	**$ 558**
Q4	$ 3,188	$ 1,027	**$ 4,215**	$ 388	$ (11)	**$ 377**
	$ 12,121	**$ 4,333**	**$ 16,454**	**$ 1,443**	**$ 304**	**$ 1,747**
2006 Q1	$ 1,894	$ 628	**$ 2,522**	$ 106	$ 19	**$ 125**
Q2	$ 3,068	$ 1,319	**$ 4,387**	$ 385	$ 127	**$ 512**
Q3	$ 2,899	$ 1,171	**$ 4,070**	$ 249	$ 78	**$ 327**
Q4	$ 2,370	$ 758	**$ 3,128**	$ 143	$ (3)	**$ 140**
	$ 10,232	**$ 3,877**	**$ 14,109**	**$ 882**	**$ 221**	**$ 1,103**

**Information from previous company SEC filings*

40 | 4th Quarter 2009 Earnings Conference Call

64

JOHN DEERE

World Farm Fundamentals Global Stocks-To-Use Ratios Corn Wheat Soybeans Lowest level since 1972/1973 Source: USDA - 10 November 2009 65 0% 10% 20% 30% 40% 50% 60% 70% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E 2009P 41 | 4th Quarter 2009 Earnings Conference Call

Farm Net Income (Loss) Brazil and Argentina 5.4 2.7 1.6 1.6 14.3 Brazil 1.7 2.3 (2.5) (2.5) 2.4 Argentina Previous 2010 2010 Forecast Previous 2009 2009 Forecast 2008 (in billions of U.S. dollars) Deere & Company Forecast as of 25 November 2009 (Previous Forecast as of 19 August 2009) 42 | 4th Quarter 2009 Earnings Conference Call 66

Commitment to Important Markets Russia Domodedovo – Modern leased facility near Moscow Shipments to customers planned for spring 2010 43 | 4th Quarter 2009 Earnings Conference Call 67

U.S. Net Farm Cash Income 76.1 (252.0) 328.1 18.8 309.3 Previous 2010 Net Cash Income Cash Expenses Gross Cash Income Other Cash Income Total Cash Receipts (in billions of dollars) 97.7 (258.7) 356.4 19.8 336.6 Previous 2008 69.2 (246.8) 316.0 18.0 298.0 Previous 2009 71.9 (246.7) 318.6 18.0 300.6 2009 Forecast 77.6 (249.0) 326.6 18.8 307.8 2010 Forecast (258.7) 97.5 356.2 19.8 336.4 2008 Deere & Company Forecast as of 25 November 2009 (Previous Forecast as of 19 August 2009) 44 | 4th Quarter 2009 Earnings Conference Call 68

0.04% 0.05% Revolving Charge Accounts 1.37% 2.66% 2.16% 1.56% Oct 2009 0.43% Total Owned Non-Performing Receivables** Financing Leases C&F – Retail Notes A&T – Retail Notes* 1.64% 0.69% 0.27% Oct 2008 * As of 31 October 2009, Brazil non-performing receivables represent 1.10% of the total worldwide A&T retail note portfolio ** As of 31 October 2009, Brazil non-performing receivables represent 0.61% of the total worldwide Credit operations portfolio Worldwide Credit Operations Owned Portfolio Non-Performing Receivables 45 | 4th Quarter 2009 Earnings Conference Call 69

0.04% 0.05% Revolving Charge Accounts 0.81% 4.23% 2.40% 0.50% Oct 2009 0.44% Total Owned Non-Performing Receivables Financing Leases C&F – Retail Notes A&T – Retail Notes 3.16% 0.78% 0.23% Oct 2008 John Deere Capital Corporation Owned Portfolio Non-Performing Receivables 46 | 4th Quarter 2009 Earnings Conference Call 70

Share Repurchase as Part of Publicly Announced Plans $1.7 21.2 2008 $0.0 0.0 2009 Total $ Amount (in billions) Shares Repurchased* (in millions) Actual $0.2 5.9 2004 $5.6 114.5 Total $1.5 25.7 2007 $1.3 34.0 2006 $0.9 27.7 2005 Cumulative cost of repurchases since 2004: $5.6 billion Balance remaining on May 2007 40-million share authorization: 13.7 million May 2008 share authorization: $5.0 billion 31 October 2009 period ending shares: 423.2 million * All shares adjusted for two-for-one stock split effective 26 November 2007 47 | 4th Quarter 2009 Earnings Conference Call 71

Deere’s first quarter 2010 conference call is scheduled for 9:00 a.m. central time on Wednesday, February 17, 2010 72